UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party Other than the Registrant ☒

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Pittsburgh & West Virginia Railroad
(Name of Registrant as Specified In Its Charter)

Paul M. Dorsey
Herbert E. Jones, III
Larry R. Parsons
Robert J. Dorsey
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

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Paul M. Dorsey
110 Westminster Drive
West Hartford, Connecticut 06107

                   May __, 2011

Dear Fellow Shareholder:

I am the beneficial owner of 1,000 shares of beneficial interest of Pittsburgh & West Virginia Railroad, a Pennsylvania common law business trust currently conducted as a “real estate investment trust” under applicable provisions of the Unites States Internal Revenue Code (the “Trust”), representing approximately 0.06% of the outstanding shares of the Trust’s beneficial interests. For the reasons set forth in the accompanying Proxy Statement, I believe that the current board of trustees of the Trust should be replaced. I am therefore seeking your support at the Trust’s annual meeting of shareholders, including any adjournments or postponements of it, and any meeting that may be called in lieu of it, scheduled to be held at the offices of Morrison & Cohen LLP, 909 Third Avenue, New York, New York 10022, on May 26, 2011, commencing at 11:00 a.m. Eastern Daylight Time, for the following proposals:

·
to elect four trustees: Paul M. Dorsey, Herbert E. Jones, III, Larry R. Parsons and Robert J. Dorsey to the Trust’s board to hold office until the 2012 annual meeting or until their respective successors are duly elected and qualified*;

·	to ratify Gibbons & Kawash A.C. (a member of the BDO Seidman Alliance) as the Trust’s independent audit firm; and
·	to transact such other business as may properly come before the meeting.

We urge you to consider carefully the information contained in the attached Proxy Statement and then support these efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about May __, 2011.

You may have received, or may receive in the future, a separate proxy solicitation from the Trust. For all of the reasons discussed in the accompany Proxy Statement, I strongly urge you to REJECT the Trust’s solicitation and NOT sign any WHITE proxy card that the Trust has sent or will send to you.

If you have already returned a WHITE proxy card, you have every right to change your votes by signing and returning a later-dated GOLD proxy card.

It is important that your shares of the beneficial interest in the Trust be represented and voted at the annual meeting. Accordingly, even if you plan to attend the annual meeting in person, please cause your shares to be voted by signing, dating and mailing the enclosed GOLD proxy card. If you have any questions or require any assistance with your vote, please contact Laurel Hill Advisory Group LLC, which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support,

Paul M. Dorsey

*
As noted in the accompanying Proxy Statement, there are issues as to whether the Trustees are to be selected (a) by cumulative or non-cumulative voting and (b) on a three-year staggered basis (where only one-third of the trustees are elected at each annual meeting for three year terms) or all trustees are elected at each annual meeting for one year terms.

If you have any questions, require assistance in voting your GOLD proxy card, need additional copies of these proxy materials or directions to attend the annual meeting, please call Laurel Hill Advisory Group LLC at the phone numbers listed below.

Laurel Hill Advisory Group LLC
100 Wall Street, 22nd Floor
New York NY 10005
Banks and brokers call collect: [                            ]
All others call toll free: [                         ]

PRELIMINARY COPY - SUBJECT TO COMPLETION

ANNUAL MEETING OF SHAREHOLDERS
OF
PITTSBURGH & WEST VIRGINIA RAILROAD

PROXY STATEMENT
OF
PAUL M. DORSEY

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Paul M. Dorsey is the beneficial owner of 1,000 shares of beneficial interest of Pittsburgh & West Virginia Railroad, a Pennsylvania common law business trust currently conducted as a “real estate investment trust” under applicable provisions of the United States Internal Revenue Code (the “Trust”), representing approximately 0.06% of the outstanding shares of beneficial interest of the Trust. Mr. Dorsey is writing to you in connection with the election of four trustee-nominees (the “Dorsey Nominees”) to the board of trustees of the Trust at the annual meeting of shareholders1 scheduled to be held at the offices of Morrison & Cohen LLP, 909 Third Avenue, New York, New York 10022, on May 26, 2011, commencing at 11:00 a.m. Eastern Daylight Time, including any adjournments or postponements of such meeting  and any meeting which may be called in lieu of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about May __, 2011.  This Proxy Statement and the enclosed GOLD proxy card are being furnished to the Trust’s shareholders by Mr. Dorsey and the other participants in this solicitation as identified in the section entitled “Participants in the Solicitation” in connection with the solicitation of proxies from the Trust’s shareholders for the following purposes:

·
to elect four trustees: Paul M. Dorsey, Herbert E. Jones, III, Larry R. Parsons and Robert J. Dorsey (collectively, the “Dorsey Nominees”) to the Trust’s board to hold office until the 2012 annual meeting or until their respective successors are duly elected and qualified2;

·	to ratify Gibbons & Kawash A.C. (a member of the BDO Seidman Alliance) as the Trust’s independent audit firm; and
·	to transact such other business as may properly come before the meeting.

The current board of directors of the Trust (the “Current Board”) has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as April 7, 2011 (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Current Board’s proxy statement, as of the close of business on April 7, 2011, there were 1,623,250 shares of beneficial interest outstanding, each share being entitled to one vote on all matters presented at the Annual Meeting.

According to the Current Board’s proxy statement, the principal executive offices of the Trust are located at 55 Edison Avenue, West Babylon, New York 11704.  The Current Board’s proxy statement fails to disclose the Trust’s telephone number.  (The Trust’s Annual Report on Form 10-K for the year ended December 31, 2010, which the Current Board’s proxy statement incorporates by reference without noting which sections of the Form 10-K are being incorporated, lists the Trust’s principal executive offices at #2 Port Amherst Drive, Charleston, West Virginia 25306-6699  and the Trust’s telephone number as (304) 926-1124.)

1
The Trust’s Declaration of Trust and Regulations refer to holder of beneficial interests in the Trust as both shareholders and beneficiaries.  For purposes of this Proxy Statement, such holders are referred to as “shareholders.”

2
As noted in more detail elsewhere in this Proxy Statement, there are issues as to whether the Trustees are to be elected (a) by cumulative or non-cumulative voting and (b) on a three year staggered basis (where only one-third of the Trustees are elected at each annual meeting for three year terms) or all Trustees are elected at each annual meeting for one year terms.

The participants in this solicitation beneficially own an aggregate of 14,000 shares of beneficial interest, representing approximately 0.86% of the outstanding shares of beneficial interest. Mr. Dorsey intends to vote his shares, and the other participants in this solicitation have advised him that they intend to vote their shares, (i) to elect the Dorsey Nominees, (ii) to ratify the appointment of Gibbons & Kawash A.C. as the Trust’s independent audit firm and, (iii) in the discretion of the proxies named in the enclosed GOLD proxy card, on the consideration of such other business as may properly come before the Annual Meeting.

Mr. Dorsey requests that shareholders sign, date and mail promptly the enclosed GOLD proxy card in the postage-paid envelope provided. He urges you not to sign any WHITE proxy card or other proxy card sent to you by the Trust.  If you have already done so, you may revoke your previously signed proxy by delivering a written notice of revocation or a later-dated GOLD proxy card in the enclosed envelope.

If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution (commonly referred to as being held in “street name”), only such firm, bank, nominee or other institution can vote your shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the GOLD proxy card as soon as possible.

Any proxy executed by a holder of shares of beneficial interest may be revoked at any time prior to its use by filing a written notice of revocation with the secretary of the Trust or by submitting a duly executed later-dated proxy or by attending the Annual Meeting and voting in person.

Mr. Dorsey has retained Laurel Hill Advisory Group LLC to assist him in communicating with shareholders in connection with the proxy solicitation and to assist in his efforts to obtain proxies. If you have any questions about how to complete or submit your GOLD proxy card or any other questions, Laurel Hill Advisory Group LLC will be pleased to assist you.  Laurel Hill Advisory Group LLC may be contacted at the phone numbers listed below.

Laurel Hill Advisory Group LLC
100 Wall Street, 22nd Floor
New York NY 10005
Banks and brokers call collect: [                        ]
All others call toll free: [                  ]

THIS SOLICITATION IS BEING MADE BY PAUL DORSEY AND NOT ON BEHALF OF THE CURRENT BOARD OR MANAGEMENT. NEITHER MR. DORSEY NOR ANY OF THE OTHER PARTICIPANTS IN THIS SOLICITATION IS AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, OF WHICH MR. DORSEY IS NOT AWARE WITHIN A REASONABLE TIME PRIOR TO THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL EXERCISE THEIR DISCRETION TO VOTE ON SUCH MATTERS.  MR. DORSEY AND THE OTHER PARTICIPANTS IN THIS SOLICITATION URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF THEIR NOMINEES.  IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE TRUST, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF MR. DORSEY’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED the GOLD PROXY CARD. THE LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER-DATED PROXY FOR THE ANNUAL MEETING TO MR. DORSEY, C/O LAUREL HILL ADVISORY GROUP LLC WHO IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF THE TRUST, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

Your vote is important, no matter how many or how few shares you own. Mr. Dorsey urges you to sign, date, and return the enclosed the GOLD proxy card today to vote FOR the election of his Nominees.

•	If your shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Paul Dorsey, c/o Laurel Hill Advisory Group LLC, in the enclosed envelope today.

•
If your shares are held in a brokerage account, bank or otherwise in street name, you are considered the beneficial owner of the shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative on how to vote.  Your broker cannot vote your shares on your behalf regarding the election of Trustees without your instructions.

•
Depending upon your broker, bank or custodian, you may be able to provide voting instructions either through (i) a toll-free telephone number or (ii) the Internet.  Please refer to the enclosed voting form for instructions on how to provide voting instructions electronically. You may also provide voting instructions by signing, dating and returning the enclosed voting form.

Because only your latest-dated proxy card will count, we urge you not to return any proxy card you receive from the Trust or Current Board.  Even if you return the Current Board’s proxy card marked “withhold” as a protest against the incumbent trustees, it will not revoke any proxy card you may have previously sent to the Trust. Remember, you can vote for the Dorsey Nominees only on the GOLD proxy card. So please make certain that the latest-dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of these proxy materials or directions to attend the Annual Meeting, please call Laurel Hill Advisory Group LLC at the phone numbers listed below.

Laurel Hill Advisory Group LLC
100 Wall Street, 22nd Floor
New York NY 10005
Banks and brokers call collect: [                       ]
All others call toll free: [                 ]

REASONS FOR MR. DORSEY’S SOLICITATION

Mr. Dorsey currently owns approximately 0.06% of the outstanding shares of beneficial interest in the Trust. He has owned shares since 2000 and has personally attended each annual meeting of the Trust held since 2000.  He is proposing to elect the Dorsey Nominees identified in this Proxy Statement because he has significant concerns regarding the overall composition and effectiveness of the Current Board and senior management.

Since its inception in 1967, Pittsburgh & West Virginia Railroad has had a simple business plan: receive the payments under the lease the Trust entered into with what is now Norfolk Southern Corporation (“NSC”), pay its limited operating expenses and distribute dividends to the Trust’s shareholders.  Operating expenses were limited due to the fact that the lease required NSC to pay all of the costs of maintaining the real estate under the lease.  It appears that the Trust should not have any material expenses other than nominal fees to trustees, operating expenses primarily related to fees paid in connection with listing the Trust’s shares of beneficial ownership on a stock exchange (the Trust’s beneficial shares being traded on the AMEX), legal and accounting fees paid in connection with compliance with federal and state securities laws and the annual audits and periodic reviews of the Trust’s books and expenses by the Trust’s outside accountants and the costs associated with distributing dividends to the shareholders of the Company.  I believe a number of shareholders were first attracted to the Trust and shareholders who have remained with the Trust because of this simple business plan and its resulting safety.  The revenue was steady and costs were limited and relatively non-variable, an ideal situation for investors seeking a cash dividend while avoiding risk for at least a portion of their overall investment strategy.  Yes, it is true that certain costs have increased, including those relating to compliance with SEC and other rules and regulations, and, due to inflation, a $700,000 to $800,000 annual net income is not as valuable as a similar amount was in 1967; but such value is still substantial and will not disappear overnight.

In my view, a new business plan has been initiated by Mr. Lesser and the Current Board over the past few months, one that puts a relatively steady dividend, as well as the Trust’s overall financial position, at risk.  Further, this significant change in the Trust’s plan was not discussed in advanced nor approved by the beneficiaries of the Trust.  For all practical purposes, the Current Board's new business plan began on February 14, 2011, not quite 3 months ago.  On that date, David Lesser was appointed chief executive officer and the Trust’s rights offering was announced the very next day.  In explaining the reasons for proceeding with the rights offering, the Trust (which Mr. Lesser was now running) stated that the Trust: “faces substantial constraints on its income.  Nevertheless, [the Trust’s] expenses continue to rise, including in particular its costs of complying with the laws, regulations and rules that apply as a result of [the Trust’s] public company status.  As a result of the foregoing, the amount of free cash flow available to [the “Trust’s} shareholders is expected to decline over time. Accordingly, in order to justify continuing as a public company, [the Trust] is seeking to broaden its business strategy to include new investments.”  What is not stated is the “over time” period is decades not an imminent decline for which action must be taken immediately and in a haphazard way.

According to the Trust, “[t]he net proceeds of the rights offering will be used to hire employees, advisors and/or consultants that will assist us with developing and implementing a new, broader business plan, to undertake diligence of new business or investment opportunities consistent with our status as a REIT and, to the extent any proceeds remain, for general working capital purposes (including expenses related to our status as a public company).”  By the implication made, it would appear that the Trust needed money immediately through a rights offering to pay its public company expenses.  From the audited financial statements, I can not see how the Trust is in need of raising money for its present expenses.

What I do note is that Mr. Lesser’s affiliate acted as standby purchaser in the rights offering and such affiliate, along with Mr. Lesser and his family in their positions as current shareholders, were able to purchase shares of beneficial interest at a significant discount to the market price (a rights offering price of $9.00 when the volume-weighted closing price of the Trust’s shares during the twelve months ended December 31, 2010 was $10.83).  The rights offering was open for nineteen days, a period of time that those without advanced knowledge to arrange for availability of funds could have difficulty in raising funds to avail themselves of this discount to market like Mr. Lesser and his affiliate and family were capable of accomplishing.  Further, there appears that there was no financial advisor retained by the Trust in connection with the rights offering, so no fairness or other opinion from financial experts were involved to assure that all of the shareholders of the Trust benefitted from the rights offering.  Thus, when acting as the principal executive officer, Mr. Lesser managed to obtain a larger stake in the Trust for a purchase price below market while diluting the voting and other rights or all other shareholders of the Trust.

I, along with the other participants in the solicitation being made pursuant to this Proxy Statement, believe a more conservative approach is needed in determining the future for the Trust.  While we understand the long-term impact of a limited revenue stream, we believe that the shareholders should have some input on the future of the Trust.

The Trust’s Declaration of Trust and Regulations grant the trustees almost unlimited discretion in operating the Trust, including the power to pay themselves any compensation they may choose and in any trustee or other capacity.  This may have been fine when the original trustees were providing the overall guidance for the Trust.  However, all of the original trustees are gone, and those trustees who the original trustees entrusted the Trust to are also almost all gone.  I, along with the other participants, believe that what has also gone with their departures was the belief in a steady return on investment.  What has replaced that belief is one that could put the steady net income stream, as well as the Trust’s financial condition at risk.  The original trustees had placed limits on their remuneration (one-quarter of one percent of the net worth of the Trust).  There is no guarantee that such prohibition shall remain in place by the Current Board nor that the Current Board would not retain its members in other capacities and compensate themselves in such other capacities.

Mr. Lesser and the rest of the Current Board appear to want to move aggressively in acquiring additional real estate.  This will not only result in the Trust taking real estate risks in a poor current market, but will entail a substantial increase in operating expenses, as the Trust has stated that it intends to hire employees, advisors and/or consultants.  In acquiring additional real estate and otherwise increasing the Trust’s operations, the Trust may choose to leverage its assets.  These assets include the Trust’s real estate which is subject to the NSC lease and the revenue stream from the NSC lease.  I believe that a number of shareholders have acquired their equity positions for the reason of a steady dividend, putting the revenue stream at possible risk may adversely affect those shareholders and the overall shareholder value of the Trust.

I further believe that the Current Board, in its attempt to initiate its growth plan, may not fully comply with applicable laws and agreements.  In the case of the rights offering, although required under the NSC lease, the Current Board failed to seek, nor did it obtain, a required waiver from NSC’s sub-lessee, the Wheeling & Lake Erie Railroad Company.  There needs to be more rational voices on the board of trustees to temper any rush to act.

I, accordingly believe, that a number of actions should be taken to place controls over what the trustees may do without shareholder approval.  In order to put into place these safeguards, it will be necessary to gain substantial board representation.  Accordingly, if the Dorsey Nominees are elected they intend to cause the Trust’s governing instruments to be amended to limit the authority of the board to act without shareholder approval with respect to the following matters:

∙	Set the maximum number of shares (or percentage of then outstanding shares) that the Trust may issue in one transaction, or a series of related transactions;
∙	Issuance of shares to trustees, executive officers and others at a price less than market price;
∙
Prohibit the use of a standby purchaser in a rights offering where the standby purchaser is an affiliate of any trustee or executive officer, unless a fairness opinion is issued by an appropriate financial institution;

∙	Limit the ability of trustee’s to change compensation payable to the trustees in their capacities as trustees, officers, employees, agents and/or consultants of or to the Trust;
∙
Limit the amount of compensation payable to any executive officer, employee or consultant to the Trust who also serves on the board of trustees or who is related (up to parents, children, siblings, aunts, uncles and first cousins and their respective spouses) to a member of the board of trustees;

∙	Set a minimum period for all rights offerings;
∙	Limit the amount of assets that may be utilized in an acquisition;
∙	Limit the number of shares that may be issued in connection with any acquisition; and
∙	Require that any compensation arrangement with the Trust’s chief executive officer to be approved by the shareholders.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Trust’s board is composed of four trustees and, according to the Current Board’s proxy statement, all of whose terms will expire at the Annual Meeting. The Trust’s Regulations authorize the board of trustees to fix the number of trustees from time to time, but such number shall never less than three.  The Current Board’s proxy statement fails to note the number of Trustees that has been fixed by the board of trustees.  As the Current Board is soliciting votes for the election of four identified persons, Mr. Dorsey assumes for purposes of this Proxy Statement, that the board of trustees has, in fact, been fixed at four members.  For the reasons stated above, Mr. Dorsey is seeking your support at the Annual Meeting to elect the Dorsey Nominees identified below. According to the Current Board’s proxy statement, the trustees elected at the Annual Meeting will serve in such capacity for one-year terms expiring at the 2012 annual meeting of shareholders or until their successors have been duly elected and qualified, or until their earlier resignation or removal. Unless otherwise stated, each Dorsey Nominee has sole voting power and sole investment power with respect to the shares of beneficial interest beneficially owned by the Dorsey Nominee, if any, and each Dorsey Nominee is the beneficial owner of all shares held of record by the Dorsey Nominee, if any.

Mr. Dorsey notes that, while the Trust did file a Current Report on Form 8-K, dated February 15, 2011 and filed with the Securities and Exchange Commission (the “SEC”) on such date, that noted that the board of trustees unilaterally amended the Trust’s Declaration of Trust, originally dated February 18, 1967, and Regulations (collectively, the “Trust Governing Instruments”) to “codify the non-classified board structure,” the Trust’s Annual Report for the year ended December 31, 2010 filed subsequent to such Form 8-K, along with exhibits to the Trust’s Registration Statement on Form S-3 (which was also filed subsequent to the Form 8-K), only incorporate by reference or otherwise refer to the original Declaration of Trust and Regulations and in no manner give any indication that such amendments are in effect.  Based on the Trust Governing Instruments on file with the SEC, the original Declaration of Trust and Regulations call for a classified board (whereby the board is divided into three classes of as nearly identical size as possible, with trustees in each class elected for three year terms).  If it is shown that the amendments to the Trust Governing Instruments are not in effect and that Trustees are elected by class, Mr. Dorsey’s position is that two trustees are to be elected at the Annual Meeting and that the nominees receiving the two highest vote counts are to be elected to such trustee class, each to serve for a three year term.

Biographical Information of Nominees

Name and Address of Nominee	Age	Director Since
Paul M. Dorsey 110 Westminster Drive West Hartford, Connecticut 06107	50	N/A

Herbert E. Jones, III 3809 Central Avenue Nashville, Tennessee 37205	62	From 2004 to 2011

Larry R. Parsons 1360 Stardust NW Canton, Ohio 44708	70	From 2004 to 2011

Robert J. Dorsey 5412 Whisperwood Drive Durham, North Carolina 27713	52	N/A

The principal occupations and employment of each Dorsey Nominee during the past five years is set forth below:

Paul M. Dorsey currently is a private investor.  From 2000 to 2010, Mr. Dorsey was a finance supervisor at Otis Elevator Company, specializing in cost accounting and internal control evaluations.  From 1992 to 2000, he served in various functions at Ames Department Stores, Inc., a major discount department store chain, including serving as a property manager, senior financial analyst and staff accountant, where he evaluated all of the company’s capital projects.  Mr. Dorsey received a BS degree in Accounting from the University of Connecticut in 1982.  Paul M. Dorsey is the brother of Robert J. Dorsey, another of the Dorsey Nominees.

Herbert E. Jones, III is a retired businessman, and from 2002 to 2007 he was a contract artist with Fictitious Records of Nashville, Tennessee.  Mr. Jones served as president of the Trust from 2005 until February 2011and chairman of the Trust from August through November 2010.  (In a Current Report on Form 8-K, which is dated August 11, 2010, yet filed with the on February 4, 2011, the Trust reported Mr. Jones’ resignation as president and a trustee of the Trust as occurring on February 3, 2010.  Besides the dates, Mr. Dorsey believes that such Form 8-K failed to comply with all of the disclosure requirements of the Form with respect to a departure of an executive officer and member of a registrant's governing board.)  Mr. Jones is the son of Herbert E. Jones, Jr., an original trustee of the Trust.

Larry R. Parsons has served in various capacities with Wheeling & Lake Erie Railway Company for more than the past twenty years, including serving as the railroad’s chairman and chief executive officer (both from 1992 to present).  Wheeling & Lake Erie Railway Company is the principal operator and sub-lessee of the railroad assets leased to Norfolk Southern Corporation by the Trust, which lease has been the Trust’s primary (if not sole) revenue generating asset since the Trust was formed.  Including his years with Wheeling & Lake Erie Railway Company, Mr. Parsons has over 50 years of employment within the railroad industry.  Mr. Parsons served as a member of the Trust’s audit committee from 2005 to September 2010.  Mr. Parsons received a BS degree in business from the University of Kansas.  He serves on the boards of directors of Montreal Maine & Atlantic Railroad (since 2003) and Wheeling & Lake Erie Railway Company (since 1992).

Robert J. Dorsey has served as an electrical engineer (currently with the title Advisory Engineer) for IBM Corporation since 1980.  Mr. Dorsey received a BS degree in electrical engineer from Rensselaer Polytechnic Institute in 1980, an MS degree in electrical engineering from University of Vermont in 1984 and an MBA from Duke University in 1988.   He is the brother of Paul M. Dorsey another of the Dorsey Nominee.

The table below sets forth each Dorsey Nominee’s beneficial ownership of shares of beneficial interest in the Trust as of the Record Date for the Annual Meeting.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power.  In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Name of Nominee	Number of Shares	Percentage of Outstanding Shares
Paul M. Dorsey	1,000	0.06%
Herbert E. Jones, III	0	0.00%
Larry R. Parsons	12,500	0.77%
Robert J. Dorsey	500	0.03%

Each of the Dorsey Nominees has consented to be named in this Proxy Statement and to serve as a trustee of the Trust, if elected. If at the time of the Annual Meeting any Dorsey Nominee is unable to serve or for good cause will not serve as a trustee, the discretionary authority provided in the proxy will be exercised to vote for a substitute designated by Mr. Dorsey.  Mr. Dorsey has no reason to believe that any of the Dorsey Nominees will be unable to serve as a trustee or will have good cause for not serving as a trustee, if elected. In addition, Mr. Dorsey reserves the right to nominate substitute persons if the Trust makes or announces any changes to the Trust Governing Instruments or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Dorsey Nominees. In any such case, shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.

The Dorsey Nominees would not be barred from being considered independent under applicable American Stock Exchange rules and the independence standards applicable to the Trust under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended, except that Larry R. Parsons may not be deemed independent due to his ownership of and positions with Wheeling lake Erie Railroad Company, the principal operator and sub-lessee of the railroad assets leased to Norfolk Southern Corporation by the Trust, which lease has been the Trust’s primary (if not sole) revenue generating asset since the Trust was first formed.  Mr. Dorsey believes that if the Dorsey Nominees are elected, there will be a sufficient number of independent trustees to serve on the board’s audit committee as well as on a compensation committee and nominating and governance committee if such committees are created in the future. Mr. Dorsey further believes that he qualifies as an “audit committee financial expert” as defined by the SEC rules.

Other than as described in this Proxy Statement, none of the four Dorsey Nominees named in this Proxy Statement nor any other participants in this solicitation nor any other person who may solicit proxies on their behalf:

•	has purchased or sold any class of securities of the Trust within the past two years, except for Paul M. Dorsey purchasing 900 shares on February 25, 2011 by open market purchases;
•	has borrowed funds for the purpose of acquiring or holding any shares of beneficial interest purchased by such person within the past two years;
•	is now or within the past year has been a party to any contract, arrangement or understanding with any person with respect to any securities of the Trust;
•
had or will have a direct or indirect material interest in any transaction, or series of similar transactions, since the beginning of the Trust’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Trust or any of its subsidiaries was or is to be a party and in which the amount involved exceeds $120,000, except that Larry R. Parsons is an executive officer and principal stockholder of Wheeling & Lake Erie Railway Company, the sub-lessee under the Trust’s lease with Norfolk Southern Corporation, which lease serves as the primary (if not sole) revenue generating asset of the Trust; or

•
has any arrangement or understanding with any person with respect to any future employment with the Trust or its affiliates or any future transactions to which the Trust or any of its affiliates will or may be a party.

There are no present plans, understandings or arrangements whereby any of the Dorsey Nominees will acquire any of the Trust’s operations or assets.

You are being asked to elect the Dorsey Nominees. The enclosed GOLD proxy card may only be voted for the Dorsey Nominees and does not confer voting power with respect to the Current Board’s nominees. Accordingly, you will not have the opportunity to vote for any of the Current Board’s nominees if you return a GOLD proxy card that we provide to you. You can only vote for the Current Board’s Nominees by executing a proxy card provided by the Trust on behalf of the Current Board. The persons named as proxies in the enclosed GOLD proxy card intend to vote “FOR” the Dorsey Nominees identified above unless specifically instructed to the contrary by the person executing the proxy card. The votes cast at the Annual Meeting may result in the election to the Trust’s board of trustees of some of the Dorsey Nominees identified above and some persons nominated by the Current Board. If some of the persons supported by Mr. Dorsey and some of the Current Board’s nominees are elected, those persons who are Dorsey Nominees intend to serve their terms as trustees. Mr. Dorsey is unable to predict whether any nominees of the Current Board would agree to serve on a board of trustees consisting in part of Dorsey Nominees. In the event that vacancies on the board of trustees are created by the refusal of any of the nominees to serve with the Dorsey Nominees, Mr. Dorsey expects that the Dorsey Nominees would propose to the full board that the full board take all actions necessary to fill those vacancies or reduce the number of trustees on the board to eliminate some or all of the vacancies, subject to the requirements of Pennsylvania and the Trust Governing Instruments.  Subject to the italicized language set forth above regarding the issue of a staggered or classified board and the discussion contained in the subsection "Issues with Respect to the Election of Trustees" set forth below, the persons receiving the greatest number of votes for the number of trustee positions to be filled at the Annual Meeting will be elected the trustees of the Trust.

Issues with Respect to the Election of Trustees

The Current Board's proxy statement states that voting for the election of trustees is on a cumulative basis and that all four trustees are being elected for a one year term.  According to the Trust Governing Instruments, as filed with the SEC, however, (x) voting for the election of trustees is on a non-cumulative basis and (y) the board of trustees is to be comprised of three classes of substantially equal size with each class of trustees having a three year term (in what is commonly referred to as a "staggered” or “classified” board).3  With cumulative voting, a shareholder aggregates all of the shareholder's votes, equal to the total number of shares held by the shareholder multiplied by the number of trustees to be elected, either for a single candidate or distributes their votes among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of Trustees to be elected or for more than the total amount of votes held. For example, if you own 100 shares of beneficial interest and there are four trustees to be elected at the annual meeting, you may allocate 400 votes for a single candidate, or 100 votes for each of the four nominees, or any other allocation of the 400 votes among the four nominees as you may select.

3
As discussed previously, Mr. Dorsey notes that, while the Trust did file a Current Report on Form 8-K, which was dated February 15, 2011 and filed with the Securities and Exchange Commission (the “SEC”) on such date, that noted that the board of trustees unilaterally amended the Trust’s Declaration of Trust, originally dated February 18, 1967, and Regulations (collectively, the “Trust Governing Instruments”) to “codify the non-classified board structure”, the Trust’s Annual Report for the year ended December 31, 2010 filed subsequent to such Form 8-K along with exhibits to the Trust’s Registration Statement on Form S-3 (which was also filed subsequent to the Form 8-K, only incorporate by reference or otherwise refer to the original Declaration of Trust and Regulations and in no manner give any indication that such amendments are in effect.  The original Declaration of Trust and Regulation call for a classified board (whereby the board is divided into three classes of as nearly identical size as possible, with trustees in each class elected for three year terms.

Mr. Dorsey assumes that the Trust is in compliance with the rules and regulations of the SEC regarding a registrant's requirement to file as exhibit to its Annual Report on Form 10-K current versions of the registrant's governing instruments, such as the registrant's certificate of incorporation and by-laws, as amended to date, where the registrant is a corporation or the registrant's declaration of trust and regulations (or similar document), also as amended to date, where the registrant is a trust, as is the case with the Trust.  The Trust's Form 10-K for the year ended December 31, 2010 included certifications from the Trust's “CEO and Chairman of the Board of Trustees” and “Vice-President, Secretary and Treasurer”4 that such Form 10-K was, in effect, in compliance with applicable SEC rules and regulations.  Accordingly, it is Mr. Dorsey's position that the Current Board should be divided among three classes with two trustees in the class to be elected at the Annual Meeting and that voting should be on a non-cumulative basis.  If Mr. Dorsey's position is correct, the two Dorsey Nominees receiving the highest number of votes cast would be (assuming such number of votes exceeds the number of votes cast for the two highest Current Board nominees) elected to the Trust's board of trustees to serve for a three year term.  If it is shown that the Trust Governing Instruments were amended to the effect of creating cumulative voting and the removal of a staggered board and, as a result, the Trust was in violation of the SEC rules and regulations regarding the filing of current versions of the Trust Governing Instrument, shareholders who sign and return a GOLD proxy card will be deemed, unless contrary instructions are set forth on the proxy card, to have given the proxies named on the GOLD proxy card discretion to aggregate the votes of such shareholders in the proxies' sole discretion.  It is Mr. Dorsey's present intention in such an event to have the votes aggregated in such a manner as will allow as many Dorsey Nominees to be elected at the Annual Meeting, in the following order of priority: Paul M. Dorsey, Herbert E. Jones, III, Larry R. Parsons and Robert J. Dorsey.  In addition, it is Mr. Dorsey's present intention to challenge any attempt by the proxies named on the Current Board's WHITE proxy card to aggregate votes on a cumulative basis, as the Current Board's proxy statement and WHITE is devoid of any reference to granting the Current Board's proxy any discretion on aggregating votes.

You are urged to vote FOR the election of the Dorsey Nominees named above as directors of the Trust by completing, signing, dating and mailing promptly the enclosed GOLD proxy card in the postage-paid envelope provided.

PROPOSAL NUMBER 2

THE TRUST’S PROPOSAL TO RATIFY
THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Gibbons & Kawash A.C. (a member of the BDO Seidman Alliance) has served as the Trust’s independent audit firm since 1995 and was selected by the Trust’s Audit Committee to perform the audit of the Trust’s financial statements as of and for the year ended December 31, 2010. The Trust is asking shareholders to ratify Gibbons & Kawash A.C. as the Trust’s independent audit firm.  We do not object to the ratification of the appointment of Gibbons & Kawash A.C. as the Trust’s independent audit firm.

While this proposal also appears on the WHITE proxy card you may have received from the Trust, you cannot vote for the Dorsey Nominees on that proxy card, and thus we request that you use the GOLD proxy card to vote on this matter. If you return the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all the shares represented by the GOLD proxy card for this Proposal Number 2.

4
Applicable law and the SEC rules and regulations require these certifications to be given by the registrant’s principal executive officer and principal financial officer.  Mr. Dorsey has no knowledge if the persons providing the certifications for the 2010 Form 10-K are the required executive officers as the persons performing such functions do not appear to have been identified in the 2010 Form 10-K or Current Board’s proxy statement.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of beneficial interest is entitled to one vote. Shareholders who sell their shares of beneficial interest in the Trust before the Record Date (or acquire them without voting rights after the Record Date) may not vote those shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their shares after the Record Date. Based on publicly available information, Mr. Dorsey believes that the only outstanding class of securities of the Trust entitled to vote at the Annual Meeting is the beneficial interests.  Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Dorsey Nominees to the Trust’s board of trustees, FOR the ratification of the appointment of Gibbons & Kawash A.C. as the Trust’s independent audit firm and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting.  If your shares are held in “street name,” whether through a broker, bank or other nominee, only such bank, broker or other nominee can sign the GOLD proxy card with respect to your shares. You are therefore urged to contact the person(s) responsible for your account and give them instructions for how to complete a GOLD proxy card representing your shares so that a GOLD proxy card can be timely returned on your behalf. You also should confirm in writing your instructions to the person(s) responsible for your account and provide a copy of those instructions to our proxy solicitor, Laurel Hill Advisory Group LLC, so that the proxy solicitor can attempt to ensure that your instructions are followed. If you wish instead to vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee.
With respect to shares held in “street name,” your broker, bank or other nominee is no longer permitted to vote your uninstructed shares on a discretionary basis on non-routine matters.  Election of trustees would be deemed a non-routine matter for which discretionary voting is not permitted, while ratifying the Trust’s selection of an independent audit firm would be considered a routine matter in which your broker, bank or other nominee would be able to use its discretion in casting votes for which you have not given it voting instructions.  Thus, if you hold your votes in street name and do not instruct your broker, bank or other nominee how to vote on the election of trustees, no votes will be cast on your behalf with respect to election of trustees.  Accordingly, please ensure that you complete the voting instructions on the GOLD proxy card sent by your broker, bank or other nominee.

According to the Current Board’s proxy statement, a shareholder may apply cumulative voting in the election of trustees. Cumulative voting is where a shareholder aggregates all of its votes, equal to the total number of shares held by the shareholder multiplied by the number of trustees to be elected, either for a single candidate or distributes their votes among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of shareholders to be elected or for more than the total amount of votes held. For example, if you own 100 shares of beneficial interest and there are four trustees to be elected at the annual meeting, you may allocate 400 votes for a single candidate, or 100 votes for each of the four nominees, or any other allocation of the 400 votes among the four nominees as you may select. If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card or, if you vote in person at the Annual Meeting, submit a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the Annual Meeting. If you hold your shares beneficially through a broker, bank or other nominee and wish to cumulate votes, you should contact your broker, bank or nominee. If you vote by proxy card and sign your card with no further instructions, then Mr. Dorsey’s proxy holders, Paul Dorsey and Dennis C. O’Rourke, Esq., may cumulate and cast your votes in favor of the election of some or all of the applicable Dorsey Nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you withhold your vote.

As noted above, the Current Board's proxy statement states that voting for the election of trustees is on a cumulative basis and that all four trustees are being elected for a one year term.  According to the Trust Governing Instruments, as filed with the SEC, however, (x) voting for the election of trustees is on a non-cumulative basis and (y) the board of trustees is to be comprised of three classes of substantially equal size with each class of trustees having a three year term.

Mr. Dorsey assumes that the Trust is in compliance with the rules and regulations of the SEC and, accordingly, the Trust’s board is to consist of three classes and voting for Trustees is on a non-cumulative basis.  If Mr. Dorsey's position is correct, the two Dorsey Nominees receiving the highest number of votes cast would be (assuming such number of votes exceeds the number of votes cast for the two highest Current Board nominees) elected to the Trust's board of trustees to serve for a three year term.  If it is shown that the Trust Governing Instruments were amended to the effect of creating cumulative voting and the removal of a staggered board and, as a result, the Trust was in violation of the SEC rules and regulations regarding the filing of current versions of the Trust Governing Instrument, shareholders who sign and return a GOLD proxy card will be deemed, unless contrary instructions are set forth on the proxy card, to have given the proxies named on the GOLD proxy card discretion to aggregate the votes of such shareholders in the proxies' sole discretion.  It is Mr. Dorsey's present intention in such an event to have the votes aggregated in such a manner as will allow as many Dorsey Nominees to be elected at the Annual Meeting in the following order of priority: Paul M. Dorsey, Herbert E. Jones, III, Larry R. Parsons and Robert J. Dorsey.  In addition, it is Mr. Dorsey's present intention to challenge any attempt by the proxies named on the Current Board's WHITE proxy card to aggregate votes on a cumulative basis, as the Current Board's proxy statement and WHITE is devoid of any reference to granting the Current Board's proxy any discretion on aggregating votes.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. A quorum consists of at least a majority of the outstanding shares entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will count for quorum purposes.

VOTES REQUIRED FOR APPROVAL

Election of Trustees.  According to the Current Board’s proxy statement, in the election of trustees is by cumulative voting. In cumulative voting, each shareholder will have a number of votes equal to the number of shares owned of record by the shareholder multiplied by the number of trustees to be elected and may cast all such votes for a single trustee-nominee or may distribute the votes among the trustee-nominees in any manner.  With cumulative voting and with respect to the Annual Meeting, assuming a non-staggered or non-classified board the trustee-nominees who receive the four highest vote counts will be elected as the Trust’s trustees at the Annual Meeting (assuming a quorum is present).  Both a broker non-vote and a vote to “WITHHOLD” for any nominee for director will be counted for purposes of determining the quorum, but will have no other effect on the outcome of the vote on the election of trustees.

Ratification of Appointment of Gibbons & Kawash A.C.  According to the Trust Governing Instruments, the affirmative vote of the holders of shares having a majority (or greater proportion if specified) of the votes of all of the shares present or represented at the Annual Meeting is required to approve matters voted at any meeting of shareholders.  Shares representing abstentions and brokers non-votes will be considered present and represented at the Annual Meeting.  Accordingly, with respect to the ratification of the appointment of Gibbons & Kawash A.C. and any matters other than the election of trustees to be voted on at the Annual Meeting, abstentions and broker non-votes will be taken into account and will have the same effect as a vote AGAINST the proposal.

ABSTENTIONS AND WITHHOLDS

Abstentions and withholds will count as votes present for the purpose of determining whether a quorum is present. Abstentions and withholds also will have the same effect as a vote AGAINST the proposal to ratify the appointment of Gibbons & Kawash A.C., because abstentions and withholds will be counted as present at the Annual Meeting and the Trust’s Regulations provide that any matter other than the election of trustees shall be decided by the affirmative vote of the holders of beneficial interests having a majority of the votes present or represented and voting on a matter. Abstentions and withholds will have no effect on the outcome of the election of directors because the Trust Governing Instruments provide that the election of trustees shall be determined by a plurality of the total votes cast by holders of the shares entitled to vote on the election and, therefore, assuming a quorum, only affirmative votes for the nominees will determine the outcome of the election of Trustees at the Annual Meeting.

DISCRETIONARY VOTING

If your shares are held in “street name,” whether through a broker, bank or other nominee, only such bank, broker or other nominee can sign the GOLD proxy card with respect to your shares. A “broker non-vote” occurs if you do not give specific voting instructions to your broker, bank or other nominee regarding how to vote your shares on your behalf with respect to the election of trustees at the Annual Meeting. The election of trustees at the Annual Meeting is a “non-routine matter” and brokers do not have discretionary authority to vote your shares of beneficial interest in the Trust on non-routine matters.  If you fail to provide voting instructions, your broker will have no discretionary authority to vote your shares on your behalf with respect to the election of trustees and your shares will not be voted for any of the Dorsey Nominees. We strongly encourage you to contact the person(s) responsible for your account and give them instructions for how to complete a GOLD proxy card representing your shares so that a GOLD proxy card can be timely returned on your behalf.

REVOCATION OF PROXIES

Shareholders of the Trust may revoke their proxies at any time prior to the Annual Meeting by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will also constitute a revocation of any earlier proxy. The revocation may be delivered either to Mr. Dorsey in care of Laurel Hill Advisory Group LLC at the address set forth in this Proxy Statement or to the corporate secretary of the Trust at the address provided by the Trust in the Trust’s proxy statement. A revocation is effective if delivered to the Trust. Mr. Dorsey requests that either the original or photocopies of all revocations be mailed to him in care of Laurel Hill Advisory Group LLC at the address set forth on the back cover of this Proxy Statement so that he will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. Additionally, Laurel Hill Advisory Group LLC may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Dorsey Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE TRUSTEE-NOMINEES TO THE BOARD OR FOR THE RATIFICATION OF THE APPOINTMENT OF GIBBONS & KAWASH A.C., PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Mr. Dorsey and the other participants in this solicitation. Proxies may be solicited by mail, fax, telephone, telegraph, email, other Internet media, in person and by advertisements. The expenses of preparing, printing and distributing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by Mr. Dorsey. Such expenses are estimated to be approximately $[75,000], of which approximately $45,000 have been incurred to date.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of beneficial interests in the Trust for whom they hold shares, and Mr. Dorsey will reimburse them for their reasonable out-of-pocket expenses in connection therewith. Mr. Dorsey has also retained Laurel Hill Advisory Group LLC to assist it in the solicitation of proxies. Laurel Hill Advisory Group LLC will solicit proxies on behalf of Mr. Dorsey from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Laurel Hill Advisory Group LLC will receive a fee not in excess of $[40,000] for its services to Mr. Dorsey for the solicitation of the proxies and will be reimbursed for certain expenses. Mr. Dorsey has also agreed to indemnify Laurel Hill Advisory Group LLC against certain claims. Approximately [__] persons will be employed by Laurel Hill Advisory Group LLC to solicit shareholders.

If this solicitation is successful, Mr. Dorsey intends to seek, without the vote of the holders of beneficial interests in the Trust, reimbursement from the Trust, to the extent permitted by law, for expenses incurred in connection with this proxy solicitation.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Dorsey Nominees is deemed to be a “participant” in Mr. Dorsey’s solicitation of proxies.  None of the Dorsey Nominees or any of their respective “associates” has any arrangement or understanding with any person with respect to future employment or future transactions with the Trust. There are no arrangements between any Dorsey Nominee and any other person, pursuant to which any person is to be selected as such. There is no family relationship between Dorsey Nominees, except that Paul Dorsey and Robert Dorsey are brothers.  No Dorsey Nominee or other participant has any current plans to engage in any transactions with the Trust beyond the transactions disclosed above.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

To Mr. Dorsey’s knowledge, there was no participant in his proxy solicitation, as described in this Proxy Statement, who, at any time during the fiscal year ended December 31, 2009, failed to file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, with respect to beneficial ownership of the Trust’s securities during the most recent fiscal year.

ABSENCE OF APPRAISAL RIGHTS

Under Pennsylvania law, you do not have appraisal rights in connection with our solicitation of proxies.

ADDITIONAL INFORMATION
AND OTHER MATTERS

Internet Availability of Proxy Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2011

This Proxy Statement and a form of the accompanying GOLD proxy card are also available on the Internet at [www.laurenhill.com].

Other Matters

Other than those discussed above, Mr. Dorsey is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, of which he is not aware within a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will exercise their discretion to vote on such matters.

INFORMATION FROM THE COMPANY’S PROXY STATEMENT

The SEC’s rules require that Mr. Dorsey include certain information about the Trust and its officers and directors in this Proxy Statement.  Mr. Dorsey does not have access to such information.  Accordingly, Mr. Dorsey has copied the information presented below from (a) the Current Board’s definitive proxy statement filed with the SEC on April 29, 2011 and, (b) since the Current Board’s proxy statement states that its proxy “statement incorporates by reference the Trust’s current Annual Report on Form 10-K” without identifying the applicable sections of the Trust’s  Form 10-K being incorporated, the most recent Annual Report on Form 10-K of the Trust (i.e., the Annual Report on Form 10-K of the Trust, as filed with the SEC on March 28, 2011) (the “2010 Form 10-K”), to the extent such required information is disclosed in the Current Board’s proxy statement or 2010 Form 10-K.  Although Mr. Dorsey does not have any knowledge indicating that any statement made by the Trust as set forth below is untrue, Mr. Dorsey does not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were prepared by or on the Trust’s behalf, or for the any failure by the Trust to disclose events that may affect the significance or accuracy of such information.  Because Mr. Dorsey was not involved in the preparation of the Current Board’s proxy statement, he cannot reasonably confirm the accuracy or completeness of certain information contained in the Current Board’s definitive proxy statement or 2010 Form 10-K.  There are a number of cases where Mr. Dorsey believes required information has not been provided in the Current Board’s proxy statement and has noted such in italics.

Disclosure of Fees Billed by the Trust’s Independent Public Accountant

During fiscal years 2010 and 2009, respectively, the Trust paid Gibbons & Kawash A.C. $39,090 and $62,292 for professional services rendered for the annual audit of the Trust's financial statements and for reviews of the Trust's financial statements filed in quarterly reports on Form 10-Q filed with the SEC.

Mr. Dorsey notes that the Current Board’s proxy statement fails to disclose other required information concerning other fees paid or a statement that no other fees were paid to Gibbons & Kawash A. C. for the periods in which such disclosure is required.

Pre-Approval of Non-Audit Services

Mr. Dorsey believes that the Trust has failed to supply the information required for disclosure under applicable SEC rules and regulations as there appears to be no disclosure in either the Current Board’s proxy statement or 2010 Form 10-K concerning the Trust’s pre-approval policies and procedures.

Current Board’s Nominee-Trustees

Four of the nominees are members of the present Board of Trustees, and other than Patrick R. Haynes, III and William S. Susman, were elected at the last Annual Meeting of Shareholders.

		Trustee
Nominee Name	Age	Since	Position
David H. Lesser	45	2009	Chairman and CEO
Virgil E. Wenger	80	1991	Trustee; Chair, Audit Committee
Patrick R. Haynes, III	27	2010	Trustee; Member, Audit Committee
William S. Susman	47	2011	Trustee

Current Board’s Nominee-Trustees Biographies

Mr. David H. Lesser has been Chairman of the Board of Trustees since December 2010 and has been Chief Executive Officer since February 14, 2011. Mr. Lesser does not currently have an employment contract and does not currently receive remuneration at this time other than Trustee Fees. Mr. Lesser, whose career began in investment banking, has over 25 years of experience in real estate investment and finance.   Mr. Lesser has previously held leadership roles with public real-estate investment trusts (REITs), having served as a Senior Vice President of Crescent Real Estate Equities and as a Director of Keystone Property Trust.  Mr. Lesser's investment firm sponsored the merger of two real estate companies into a small capitalization REIT (American Real Estate Investments) to ultimately form Keystone Property Trust which was listed on the American Stock Exchange (ticker: KTR).   Prior to Crescent, Mr. Lesser was a Director in Merrill Lynch's real-estate investment banking group. Mr. Lesser is currently, and has been for the past 15 years, president of Hudson Bay Partners, LP, an investment firm focused on real estate, real estate-related situations and alternative energy.  He also serves as a trustee of the Town Hall in New York City.  Mr. Lesser holds an M.B.A. from Cornell University and a B.S. in Applied Management and Economics from Cornell University.

Mr. Virgil E. Wenger, CPA, is currently, and has been for the past eight years, an independent consultant who primarily works with new start up ventures needing accounting services and financial planning assistance to determine investment and working capital needs.  He also serves as chief financial officer for two private companies: Shareholder Intelligence Services, a provider of information to publically traded client companies of shareholder ownership, broker activity, and related analytics; and Econergy Corporation, a manufacturer and marketer of proprietary air conditioning systems.  Mr. Wenger was previously a partner at Ernst & Young LLP.  He is a graduate of the University of Kansas, with a B.S. in Business Administration and of the Harvard Business School Advanced Management Program.  Mr. Wenger has been Audit Committee Chairman since 2005, and is considered to be an independent trustee in accordance with the NYSE Amex Company Guide.

Mr. Patrick R. Haynes, III joined the Board of Trustees in 2010.  Mr. Haynes is currently employed by the Rockefeller Group Investment Management Corp. ("RGIM") as a senior associate.  At RGIM, Mr. Haynes is responsible for financial analysis, RGI's corporate acquisitions initiatives, and institutional fundraising.
Mr. Haynes began his career at Lehman Brothers in 2007 in the Real Estate Private Equity Group where he performed financial analysis, market research and due diligence for over $2.0 billion in potential real estate acquisitions across all asset classes nationally. Mr. Haynes also worked on the successful management buyout of Lehman's equity funds' advisory business, responsible for the management of approximately $18 billion in real estate assets globally.  Mr. Haynes received a BA in U.S. History from Brown University.  Mr. Haynes is a member of the Audit Committee and is considered to be an independent trustee in accordance with the NYSE Amex Company Guide.

Mr. William S. Susman joined the Board of Trustees in 2011. Mr. Susman has 20 years of investment banking experience, including significant experience in the transportation and railroad industry.  As the former head of Merrill Lynch's Transportation and Consumer Group, Mr. Susman advised numerous railroad clients, including Burlington Northern, CSX, Kansas City Southern, Norfolk Southern Railways, TMM and Union Pacific. Mr. Susman is currently the CEO of a boutique investment bank, William Susman Advisory, which is affiliated with Milestone Advisors.  Prior to founding William Susman Advisory, he was President of Financo, an investment bank focused on retail and consumer goods.  Mr. Susman began his investment banking career at Salomon Brothers within their transportation group.   Mr. Susman sits on the boards of two private companies: Major Brands and Jonathan Adler Enterprises.  Mr. Susman is a graduate of the University of Michigan, with a B.S. in Business Administration and earned a Masters from the Kellogg Graduate School of Management at Northwestern. Mr. Susman is considered to be an independent trustee in accordance with the NYSE Amex Company Guide.

Mr. Dorsey notes that neither the Current Board's proxy statement nor 2010 Form 10-K provides information on all other executive officers of the Trust, including persons in positions that require their execution of certifications in connection with periodic reports required to be filed by the Trust with the SEC.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of the Record Date certain information regarding the ownership of common shares of beneficial interest, no par value ("Common Shares") by (i) each person who, to the knowledge of the Trust, beneficially owns more than 5% of the outstanding shares of Common Shares, (ii) each nominee for trustee of the Trust, (iii) each officer of the Trust and (iv) nominee trustees and officers as a group.

	Owned at March 31, 2011
Name of Beneficial Holders	# of Shares	% Outstanding
David H. Lesser (i) (ii)	120,995	7.45%
Virgil E. Wenger	1,000	0.06%
Patrick R. Haynes, III	1,037	0.06%
Arun Mittal, Secretary-Treasurer &
VP Business Development	4,000	0.25%

Nominee trustees &
officers as a group (ii)	127,032	7.83%

(i)
David H. Lesser has beneficial ownership of 120,995 Common Shares as follows: (a) 1,075 directly; (b) 85,210 indirectly through Hudson Bay Partners, LP, a wholly-owned affiliate of Mr. Lesser; and (c) 34,710 indirectly through HBP PW, LLC, an affiliate managed by Mr. Lesser.

(ii)
In addition to the shareholdings disclosed above, the MEL Generation Skipping Trust, a trust set up for the children of David H. Lesser, (the "MEL Trust") owns 10,383 shares of the Trust.  David H. Lesser disclaims any beneficial, or pecuniary or residual interest in the shares owned by the MEL Trust, does not serve as Trustee and does not have the power to revoke the MEL Trust.

Mr. Dorsey notes that information concerning the beneficial ownership of all of the current Board’s nominees was not provided in the Current Board’s proxy statement or 2010 Form 10-K.

Remuneration

The aggregate remuneration for services in all capacities paid or accrued in 2010 to all trustees and officers of the Trust as a group was $23,400. This consisted entirely of fees for accounting services performed by the Trust's secretary-treasurer of $12,000 and trustees fees of $11,400.

On April 1, 2011, the Trust entered into a consulting agreement with Arun Mittal, its new Vice President of Business Development and Secretary-Treasurer, pursuant to which, Mr. Mittal is paid $7,500 per month for his services.  The Trust accepted the resignation of Robert McCoy, with an effective date of March 31, 2011. The Trust also terminated its existing office lease, effective March 31, 2011. The compensation to Robert McCoy and the office lease amounted to $30,000 per annum.

The Trust does not currently have any equity pension, profit-sharing or deferred compensation plans.

Mr. Dorsey believes that the Trust has failed to supply the information required for disclosure under applicable SEC rules and regulations as there appears to be limited or no disclosure of all types of compensation and other matters for the fiscal periods required to be disclosed, nor specific information concerning the principal executive officers during such fiscal periods.

Beneficial Ownership Section 16(a) Reporting Compliance

Section 16(a) of the Exchange Act requires the Trust’s directors, executive officers and persons who own more than 10% of the Trust’s common stock to file reports of ownership and changes in ownership of the Trust’s common stock with the Securities and Exchange Commission.  Directors, executive officers and persons who own more than 10% of the Trust’s common stock are required by SEC’s rules and regulations to furnish to the Trust copies of all Section 16(a) forms they file.  The SEC’s rules and regulations require the Trust to disclose, to the Trust’s knowledge, based solely upon review of the copies of such reports received or written representations from the Trust’s officers and directors, whether the Trust believes that, during the most recently completed fiscal year, the Trust’s directors, executive officers and persons who own more than 10% of the Trust’s shares complied with all Section 16(a) filing requirements and, if not, to disclosed information concerning such non-compliance matters.  Mr. Dorsey believes that the Trust has failed to supply the information in either the Current Board’s proxy statement or 2010 Annual Report.

Identification of Executive Officers

On February 14, 2011, [the Trust’s] Board of Trustees appointed [the Trust’s] Chairman, David H. Lesser (45), to serve as Chief Executive Officer until [the Trust’s] next annual meeting of shareholders.  On March 11, 2011, the Trust appointed Arun Mittal (34) as its new Secretary-Treasurer and Vice President of Business Development effective March 31, 2011.  The Trust will enter into a consulting agreement with Mr. Mittal and will pay him $7,500.00 per month for his services.  On the same day, the Trust accepted the resignation of its existing Vice President and Secretary-Treasurer, Robert McCoy, and termination of its current rental arrangement with an effective date of March 31, 2011.

Certain Relationships and Related Transactions

In its proxy statement, the Current Board merely refers the reader to the "Remuneration" section for information regarding compensation of the Trust’s officers and trustees and states that there have been no other related party transactions during fiscal year 2010.  The “Remuneration” section from the Current Board’s proxy statement is set forth above.  In addition, neither the Current Board’s proxy statement nor 2010 Form 10-K note the fact that an affiliate of David H. Lesser, the Trust’s current chief executive officer and chairman of its board of trustee, Hudson Bay Partners, LP, acted as stand by purchaser in the Trust’s recent rights offering the limited partnership and Mr. Lesser participated in such rights offering.

Policies and Procedures for Review of Related-Party Transactions

Neither the Trust’s proxy statement nor 2010 Annual Report appears to include disclosure of the Trust’s policies and procedures for review of related-party transactions.

Stockholder Proposals

Any shareholder proposal proposed to be presented at the next annual meeting must be received by the Trust no later than December 17, 2011. The Trust suggests that such proposals be addressed to David H. Lesser, CEO and Chairman, Pittsburgh & West Virginia Railroad, c/o Richard Baumann, Morrison & Cohen LLP, 909 Third
Avenue, New York, NY 10022, and sent by certified mail, return receipt requested.

Mr. Dorsey believes that the Trust’s disclosure does not fully comply with the SEC rules and regulations with respect to notifying shareholders as to shareholder proposals, voting discretion of proxies with respect to shareholder proposals and information for nominating procedures, along with the fact that the deadline for submitting shareholder proposals as stated in the Trust’s proxy statement has been miscalculated.

IMPORTANT

•	Be sure to vote on the GOLD proxy card. We urge you not to sign any proxy card that is sent to you by the Trust.

•
If any of your shares are held in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct him or her to vote on the GOLD proxy “FOR” Mr. Dorsey’s nominees.

If you have any questions, require assistance in voting your GOLD proxy card, need additional copies of these proxy materials or directions to attend the Annual Meeting, please call Laurel Hill Advisory Group LLC at the phone numbers listed below.

Laurel Hill Advisory Group LLC
100 Wall Street, 22nd Floor
New York NY 10005
Banks and brokers call collect: [                              ]
All others call toll free: [                      ]

PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD, ANY PROXY PREVIOUSLY GIVEN BY YOU WILL BE AUTOMATICALLY REVOKED. ONLY THE LATEST-DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

May __, 2011

[GOLD PROXY CARD]

PITTSBURGH & WEST VIRGINIA RAILROAD

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF
OF
PAUL M. DORSEY

PROXY

Paul M. Dorsey is the beneficial owner of 1,000 shares of beneficial interest of Pittsburgh & West Virginia Railroad (the “Trust”), representing approximately 0.06% of the outstanding beneficial interests of the Trust.

The undersigned acknowledges receipt of Mr. Dorsey’s proxy statement, dated ___ May, 2011, and hereby appoints Paul Dorsey and Dennis C. O’Rourke, Esq., as attorneys and agents with full power of substitution to vote all shares of beneficial interest of the Trust which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Trust scheduled to be held at the offices of Morrison & Cohen LLP, 909 Third Avenue, New York, New York 10022, on May 26, 2011, commencing at 11:00 a.m. Eastern Daylight Time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of beneficial interest of the Trust held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse side and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting which Mr. Dorsey is not aware of a reasonable time before this solicitation.

Unless otherwise specified in the squares or spaces provided in this proxy, this proxy will be voted for each of Mr. Dorsey's nominees for trustee and for the ratification of the appointment of Davidson & Trust LLP as the Trust’s independent audit firm. Should other matters, which Mr. Dorsey is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies will exercise their discretion to vote on such matters.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

1.      Election of Trustees.
Trustees are elected by cumulative voting.  If this proxy card is marked to give the proxies authority to vote the undersigned shares for all of Mr. Dorsey’s nominees, the proxies may, in their sole discretion, cast all votes under this proposal either equally among the below named nominees or in such a manner which would likely cause one or more of Mr. Dorsey’s nominees to be elected.  The proxies would cast the votes in the following order of priority: (1) Paul M. Dorsey, (2) Herbert E. Jones, III, (3) Larry R. Parsons and (4) Robert J. Dorsey.

APPROVAL OF MR. DORSEY’S PROPOSAL TO ELECT DIRECTORS:

☐	For All Nominees (Paul M. Dorsey; Herbert E. Jones, III; Larry R. Parsons; and Robert J. Dorsey)
☐	Withhold Authority to Vote for All Nominees
☐	For All Except the Nominees Written Below*
*	Name(s) of excepted Nominees:

Note:
If you do not wish for your shares to be voted “for” a particular nominee, mark the “For All Except the Nominee(s) Written Below” box and write the name(s) of the nominee(s) you do not support on the lines above. Your shares will be voted for the remaining nominee(s).

2.	Approval of the Trust’s Proposal to Ratify the Appointment of Gibbons & Kawash A.C. as the Trust’s Independent Audit Firm.

☐           FOR                      ☐           AGAINST                                ☐           ABSTAIN

DATED: _______________________, 2011

(Signature)

(Signature, if held jointly)

(Title*)

IF YOUR SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN.

*	IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.